UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(Address of principal executive offices and zip code)

(904) 737-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ADSW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed and reported in the Current Report on Form 8-K filed on April 15, 2019 by Advanced Disposal Services, Inc. (“Advanced Disposal” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”), on April 14, 2019, Advanced Disposal, Waste Management, Inc. (“Waste Management”) and Everglades Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Waste Management (“Merger Sub”) entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Advanced Disposal, and Advanced Disposal will continue as the surviving company and an indirect, wholly-owned subsidiary of Waste Management (the “Merger”).

Each of Advanced Disposal and Waste Management filed a respective premerger notification and report with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The parties have been working cooperatively with the DOJ.

This Form 8-K is being filed to update our prior timing expectations. As a result of, and subject to any further effects from, the COVID-19 (coronavirus) outbreak, and subject to obtaining final regulatory approval from the DOJ (which is currently anticipated in the second quarter of 2020), the Company now anticipates closing the Merger mid to late second quarter 2020.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements about the Company, Waste Management and the proposed Merger, including but not limited to all statements about the timing and approvals of the proposed Merger, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain, “ “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. You should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to the Company as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital markets conditions; the on-going impact of COVID-19 (coronavirus); inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to satisfy other closing conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; legal proceedings that may be instituted related to the proposed Merger; unexpected costs, charges or expenses; failure to successfully integrate the acquisition, realize anticipated synergies or obtain the results anticipated; and other risks and uncertainties described in the Company’s and Waste Management’s filings with the SEC, including Part I, Item 1A of each company’s most recently filed Annual Report on Form 10-K and in other documents that the Company or Waste Management file or furnish with the SEC. Except to the extent required by law, neither the Company nor Waste Management assume any obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DISPOSAL SERVICES, INC.

By:	/s/ Jeffrey C. Everett
Name:	Jeffrey C. Everett
Title:	Vice President, Associate General Counsel

Dated: March 19, 2020